UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2026

RANGE IMPACT, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53832	75-3268988
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Park Avenue, Suite 400
Cleveland, Ohio	44122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 304-6556

Not Applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	RNGE	OTCQB

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

MRR Option Transition Agreement and MRR Subscription Agreement

On September 30, 2026, Range Bluegrass Land, LLC (“Range Bluegrass”), a wholly owned indirect subsidiary of Range Impact, Inc. (the “Company”), entered into a Transition Agreement (the “MRR Option Transition Agreement”) with MRR CNG, LLC (“MRR”), pursuant to which the parties terminated the Option Agreement dated December 31, 2025 (the “MRR Option Agreement”) pursuant to which Range Bluegrass had granted MRR an option to purchase approximately 1,500 acres of property in Eastern Kentucky. As consideration for MRR entering into the MRR Option Transition Agreement, the Company and MRR entered into a Subscription Agreement (the “MRR Subscription Agreement”), pursuant to which the Company issued 654,434 shares of its common stock to MRR in exchange for $500,000 (the “MMR Subscription Price”). The MMR Subscription Price was deemed paid by virtue of the Option Fee of $500,000 paid to Range Bluegrass pursuant to the MMR Option Agreement. The shares were issued at a price of $0.764 per share, which is the volume-weighted average price of the Company’s common stock for all trades executed during the month of September 2026.

The foregoing description of the MRR Option Transition Agreement and the MRR Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the corresponding documents attached hereto as Exhibits 10.1 and 10.2, respectively.

Wicks Option Transition Agreement and Wicks Subscription Agreement

On September 30, 2026, Range Bluegrass entered into a Transition Agreement (the “Wicks Option Transition Agreement”) with Wicks Building LLC, (“Wicks”), pursuant to which the parties terminated the Membership Interest Option and Cash Distribution Agreement dated December 31, 2025 (the “Wicks Option Agreement”) pursuant to which Range Bluegrass granted Wicks (i) the right to receive the same amount of any cash distribution made by Range Bluegrass to its sole member or any other affiliate of the Company and (ii) an option, exercisable in Wicks’ sole discretion, to convert the foregoing cash distribution right into Fifty Percent (50%) of the membership interests of Range Bluegrass. As consideration for Wicks entering into the Wicks Option Transition Agreement, the Company and Wicks entered into a Subscription Agreement (the “Wicks Subscription Agreement”) pursuant to which the Company issued 654,434 shares of its common stock to Wicks in exchange for $500,000 (the “Wicks Subscription Price”). The Wicks Subscription Price was deemed paid by virtue of the Option Fee of $500,000 paid to Range Bluegrass pursuant to the Wicks Option Agreement. The shares were issued at a price of $0.764 per share, which is the volume-weighted average price of the Company’s common stock for all trades executed during the month of September.

The foregoing description of the Wicks Option Transition Agreement and the Wicks Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the corresponding documents attached hereto as Exhibits 10.3 and 10.4, respectively.

MRR Consulting Transition Agreement and F&G Consulting Transition Agreement

On September 30, 2026, in connection with entering into the MRR Option Transition Agreement and Wicks Option Transition Agreement, the Company entered into Transition Agreements (together, the “Consulting Transition Agreements”) with each of MRR and F & G, LLC, (“F&G”) terminating each of the Consulting Agreements, dated December 31, 2025, that the Company had entered into with MRR and F&G (together, the “Consulting Agreements”). Pursuant to the Consulting Transition Agreements, the fees previously paid to the Company under the Consulting Agreements were deemed earned by the Company and not refundable.

The foregoing description of the Consulting Transition Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the corresponding documents attached hereto as Exhibits 10.5 and 10.6.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the MMR Subscription Agreement and Wicks Subscription Agreement (together, the “Subscription Agreements”) are incorporated into this Item 3.02 by reference.

The shares of common stock issued pursuant to the Subscription Agreements have not been registered under the Securities Act of 1933, as amended, or any state securities laws and were issued in reliance upon an exemption from registration under the Securities Act. Each of MMR and Wicks represented in their respective Subscription Agreement that it was acquiring the shares for its own account and not with a view to distribution or resale in violation of the Securities Act or applicable state securities laws, except pursuant to registered or exempt sales. The shares may not be offered or sold except pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in accordance with applicable state securities laws.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Transition Agreement, dated September 30, 2026, between Range Bluegrass Land, LLC and MRR CNG, LLC.

10.2	Subscription Agreement, dated September 30, 2026, between Range Impact, Inc. and MRR CNG, LLC.

10.3	Transition Agreement, dated September 30, 2026, between Range Bluegrass Land, LLC and Wicks Building LLC.

10.4	Subscription Agreement, dated September 30, 2026, between Range Impact, Inc. and Wicks Building LLC.

10.5	Transition Agreement, dated September 30, 2026, between Range Impact, Inc. and MRR CNG, LLC.

10.6	Transition Agreement, dated September 30, 2026, between Range Impact, Inc. and F & G LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE IMPACT, INC.

Dated: October 6, 2026	By:	/s/ Michael Cavanaugh
	Name:	Michael Cavanaugh
	Title:	Chief Executive Officer

EXHIBIT INDEX

10.1	Transition Agreement, dated September 30, 2026, between Range Bluegrass Land, LLC and MRR CNG, LLC.

10.2	Subscription Agreement, dated September 30, 2026, between Range Impact, Inc. and MRR CNG, LLC.

10.3	Transition Agreement, dated September 30, 2026, between Range Bluegrass Land, LLC and Wicks Building LLC.

10.4	Subscription Agreement, dated September 30, 2026, between Range Impact, Inc. and Wicks Building LLC.

10.5	Transition Agreement, dated September 30, 2026, between Range Impact, Inc. and MRR CNG, LLC.

10.6	Transition Agreement, dated September 30, 2026, between Range Impact, Inc. and F & G LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)